NYSA SERIES TRUST

Ticker Symbol - NYSAX

Supplement dated July 22, 2020

to the Prospectus dated July 26, 2019

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This Supplement to the Prospectus for NYSA Fund (the “Fund”), a series of the NYSA Series Trust (the “Trust”), updates the Prospectus for the Fund dated July 26, 2019 to amend certain information as described below.

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Section entitled “PRINCIPAL RISK”

Special Risks of Illiquid Securities:  The Fund may not invest more than 15% of its net assets in illiquid securities. If illiquid securities were to exceed 15% of the value of the Fund’s net assets, the Adviser would attempt to reduce the Fund’s investment in illiquid securities in an orderly and timely fashion. As of this report, June 29, 2020, the Fund has 24.09% of its net assets invested in an illiquid security, Transluminal Technologies, LLC. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the Fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell such investments at an advantageous time, which could prevent the Fund from taking advantage of other investment opportunities.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Investors should retain this supplement for future reference.

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